                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
            AMERICAN DEPOSITARY SHARES REPRESENTING ORDINARY SHARES
                                       OF
                               SMALLWORLDWIDE PLC
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) (i) if American Depositary Receipts (the "ADRs") evidencing American Depositary Shares each representing one ordinary share, nominal value L0.01 per share (the "ADSs"), of Smallworldwide plc, a public limited company incorporated under the laws of England and Wales ("Smallworld"), are not immediately available, or (ii) if the procedures for book-entry transfer cannot be completed on a timely basis, or
(iii) if time will not permit all required documents to reach the U.S. Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand, transmitted by telegram, facsimile transmission or mailed to the U.S. Depositary. See
Section 3 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase.

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

                              The U.S. Depositary for the Offer is:
                                       THE BANK OF NEW YORK

                                   IF IN THE UNITED STATES TO:

             BY MAIL:                FACSIMILE TRANSMISSION:      BY HAND OR OVERNIGHT COURIER:

   TENDER & EXCHANGE DEPARTMENT     (FOR ELIGIBLE INSTITUTIONS     TENDER & EXCHANGE DEPARTMENT
          P.O. BOX 11248                      ONLY)                     101 BARCLAY STREET
      CHURCH STREET STATION               (212) 815-6213            RECEIVE AND DELIVER WINDOW
  NEW YORK, NEW YORK 10286-1248            TO CONFIRM:               NEW YORK, NEW YORK 10286
                                          (212) 815-6156

                                   IF IN THE UNITED KINGDOM TO:

                                         1 CANADA SQUARE
                                            40TH FLOOR
                                           CANARY WHARF
                                         LONDON, E14 5DS
                                       ATTN: ADR OPERATIONS
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR VIA A
FACSIMILE OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE U.S. DEPOSITARY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined below) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

    The Eligible Institution that completes this form must communicate the guarantee to the U.S. Depositary and must deliver the Letter of Transmittal or an Agent's Message (as defined in Section 3 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase) and ADRs to the U.S. Depositary within the time period specified herein. Failure to do so could result in financial loss to the Eligible Institution.

Ladies and Gentlemen:

    The undersigned hereby tenders to GE Power Systems Equities, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 24, 2000 (the "Offer to Purchase"), the Letter of Transmittal (which is only applicable to holders of ADSs) and the Form of Acceptance (which is only applicable to the holders of Ordinary Shares) (which together with the Offer to Purchase, as they may be amended or supplemented from time to time, constitute the "Offer"), receipt of which is hereby acknowledged, and accept the Offer in accordance with its terms in respect of the number of ADSs specified below pursuant to the guaranteed delivery procedure described under Section 3 ("Procedure for Accepting the Offer and Tendering Shares") in the Offer to Purchase.

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
                                               Name of Record Holder(s):
Number of ADSs:
                                               --------------------------------------------
                                                           Please Type or Print
ADS Certificate Number(s) (if available):
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
                                                                Address(es)
Please check box if ADSs will be tendered by
book-entry transfer: / /
Account Number:
                                               --------------------------------------------
                                                                 Zip Code
Date:
                                               --------------------------------------------
                                                     Area Code and Telephone Number(s)
                                               ---------------------------------------------
                                                         Signature(s) of Holder(s)
                                               Dated: , 2000
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                                       2

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, or any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), guarantees to deliver to the U.S. Depositary, at one of its addresses set forth above, either ADRs evidencing ADSs tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such ADSs in the U.S. Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other required documents, all within three (3) Nasdaq National Market business days of the date hereof.

-------------------------------------------

  ______________________________________________________________________________
                                  Name of Firm
  ______________________________________________________________________________
                                    Address
  ______________________________________________________________________________
  ______________________________________________________________________________
                                    Zip Code
  ______________________________________________________________________________
                       Area Code and Telephone Number(s)
-------------------------------------------
-------------------------------------------

  ______________________________________________________________________________
                              Authorized Signature
  ______________________________________________________________________________
                                     Title
  Name: ________________________________________________________________________
                                 Please Type or Print

    Date: _______________________________________________________________ , 2000
------------------------------------------

    DO NOT SEND ADRS WITH THIS NOTICE OF GUARANTEED DELIVERY. ADS CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.